UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 2005

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

Nevada                                    001-313338        98-0336674
State or other jurisdiction of            (Commission       (IRS Employer
Incorporation or organization             File No.)         Identification No.)

765 15th Sideroad, King City, Ontario, Canada,               L7B 1K5
(Address of principal executive offices)                     (Zip Code)

                                 (905) 773-3529
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

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                                TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

SIGNATURE


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Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 4, 2005 Wireless Age Communications, Inc. (the "Company") filed Form 8-K announcing that one of the Company's wholly owned subsidiaries, Marlon Distributors Ltd. ("Marlon"), entered into an agreement to acquire Knowlton Pass Electronics Inc. ("Knowlton Pass"). It had previously been announced (on July 26, 2004) that the Company and Knowlton Pass had entered into an agreement (the "Knowlton Pass Agreement") to fund the development of the business plan of Knowlton Pass. The Knowlton Pass Agreement provided that Knowlton Pass would receive a loan from the Company. Under the terms of the Knowlton Pass Agreement, the Company agreed to allow Knowlton Pass to make draws of up to $80,000 (CAD$100,000). Pursuant to the Knowlton Pass Agreement, the Company also had an option (but not the obligation) (the "Option") to acquire all of the issued and outstanding common shares of Knowlton Pass, between September 1, 2004 and January 2, 2005 in exchange for 540,000 shares of the Company's common stock. Subsequently both parties agreed to extend the expiration date of the Option to July 31, 2005.

The Company exercised the Option through its wholly-owned subsidiary, Marlon, to acquire all of the outstanding common shares of Knowlton Pass. A Stock Purchase Agreement (the "Stock Purchase Agreement") between the owners of the issued and outstanding shares of Knowlton Pass and Marlon was executed as of July 31, 2005. All of the issued and outstanding shares of Knowlton Pass and 540,000 shares of the Company's stock were placed in escrow, pending the completion of certain closing conditions, including the receipt by the Company of the audited financial statements of Knowlton Pass, pursuant to an Escrow Agreement between Marlon and the owners of Knowlton Pass. In connection with the execution of the Stock Purchase Agreement, a Management Services Agreement has entered into, pursuant to which 2078198 Ontario Limited will provide management services to Knowlton Pass.

On October 14, 2005, the closing conditions of the Escrow Agreement were completed and the 540,000 shares of the Company's common stock were released to the former shareholders of Knowlton Pass.

The Company hereby amends Form 8-K filed on August 4, 2005 to append historical financial statements of Knowlton Pass and proforma financial information with respect to such acquisition.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired.

                  99.1  Financial statements of Knowlton Pass Electronics Inc.

                  99.2 Pro Forma Financial information regarding Knowlton Pass Electronics Inc.

      (b)   Exhibits

                  23.1  Consent of Auditors.

                            [Signature Page Follows]


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: October 14, 2005

                                            WIRELESS AGE COMMUNICATIONS, INC.


                                            By /s/ Gary N. Hokkanen
                                               ---------------------------------
                                                   Gary N. Hokkanen
                                                   Chief Financial Officer


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